Exhibit 99.1

A Global Disease, A Pioneering Treatment Akero Therapeutics, Inc. May 2020

- CONFIDENTIAL - 2 SAFE HARBOR This presentation has been prepared by Akero Therapeutics, Inc. (“we,” “us,” “our,” “Akero” or the “Company”) and is made for in formational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy securities, nor shall there be any sale of any securities in an y state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Th e i nformation set forth herein does not purport to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this pre sen tation unless stated otherwise, and neither this presentation, nor any sale of securities, shall under any circumstances create an implication that the information contained her ein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring a fte r the date hereof. This presentation may contain “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations, and financial conditions, including but not limited to current beliefs, expectations and assumptions regarding: the future of our bu siness; future plans and strategies, including our expectations around the therapeutic potential and clinical benefits of AKR - 001; our development plans for AKR - 001; our preclinic al and clinical results, including initial primary efficacy results from our Phase 2a BALANCED study; our plan to report the top - line safety/tolerability, laboratory measures and paired biopsy data from our Phase 2a BALANCED study in the second quarter of 2020; and the potential impact of COVID - 19 on strategy, future operations and clinical t rials. Words such as, but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “would,” “should” and “could,” and similar expr ess ions or words, identify forward - looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncerta int ies. Except as required by applicable law, we do not plan to publicly update or revise any forward - looking statements contained herein, whether as a result of any new informati on, future events, changed circumstances or otherwise. Although we believe the expectations reflected in such forward - looking statements are reasonable, we can give no assu rance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward - looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward - looking statements. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data ob tai ned from third - party sources and the Company’s own internal estimates and research. While the Company believes these third - party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third - party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accur acy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source.

AKR-001'S POTENTIAL AS CORNERSTONE NASH THERAPY

Strong Emerging Clinical Profile with Potential to be Leading FGF Compound

- Fc-FGF21 fusion protein licensed from Amgen
- All AKR-001 dose groups met all Week 12 endpoints in ongoing 16-week Phase 2a BALANCED study in adult, biopsy-confirmed NASH patients
  - >70% relative reduction in liver fat in 50mg and 70mg groups at Week 12
- Robust improvements in lipoproteins and insulin sensitivity markers observed in Amgen-sponsored Phase 1b clinical trial in adult patients with Type 2 diabetes

Key Upcoming Milestones

Late June 2020	1H 2021
Ph2a data readout including paired biopsies	Cohort C (F4) readout Phase 2b/3 initiation

akero

3

- CONFIDENTIAL - 4 EXTENSIVE DEVELOPMENT, COMMERCIALIZATION EXPERIENCE INVOLVED IN 20+ MEDICINE APPROVALS Andrew Cheng, MD, PhD | President & CEO • 19 years at Gilead • Chief Medical Officer & HIV Division Head • Major role in 11 NDA/MAA approvals Kitty Yale | EVP & Chief Development Officer • Over 25 years at Gilead, Roche, Pfizer • VP, Gilead Worldwide Clinical Operations • Major role in 8 global approvals NDA, MAA, JNDA and CFDA William White | EVP, CFO & Head of Corporate Development • 18 years in life sciences investment banking at Goldman Sachs, Citigroup and Deutsche Bank • Most recently, Head of US Life Sciences Investment Banking at Deutsche Bank • Advised on more than $70bn in M&A and $25bn in financing transactions Jonathan Young, PhD, JD | Founder, EVP & COO • Over 15 years in biotechnology product development, law and regulatory policy • General Counsel and VP Policy, Braeburn • Partner and General Counsel, FoxKiser Tim Rolph , D.Phil | Founder & CSO • Over 30 years at Pfizer & Glaxo • CSO of Pfizer’s cardiovascular and metabolic disease unit • Head of Groton & UK Discovery Research, Pfizer • Major role in discovery and early clinical evaluation of two medicines: Selzentry (HIV) and Steglatro (Diabetes)

- CONFIDENTIAL - NASH: A SERIOUS AND DEBILITATING MULTI - SYSTEM DISEASE 5 An estimated 17 million Americans have NASH, with expectation that population will grow >50% by 2030 The number of NASH patients with advanced - stage fibrosis and cirrhosis is predicted to grow to 8 million in the US by 2030, an increase of approximately 140% from 2015 NASH is a leading cause of liver transplantation in the US and Europe NASH epidemic fueled by rise in obesity and diabetes No treatments currently available The leading cause of death for NASH patients is cardiovascular disease

- CONFIDENTIAL - FGF21 ACTS ON TWO MAJOR SOURCES OF LIVER FAT WITH POTENTIAL FOR OPTIMAL REDUCTION 6 Source of Liver Fat FGF Receptor FGF21 Activity Lipolysis FGFR1c x De Novo Lipogenesis FGFR2c FGFR3c x Sources of Fat Flowing into and Through Liver for NASH Patients Adipose Tissue: Lipolysis (40 - 50%) FGFR1c Liver: De Novo Lipogenesis (30 - 40%) FGFR2c, 3c Dietary Fat (10 - 20%) Lambert, JE et al. (2014) Gastroenterology 146(3): 726 - 35 Acting on both hepatic and peripheral sources of liver fat is key to optimizing liver fat reduction

- CONFIDENTIAL - FGF21 PROTECTS HEPATOCYTES AND MITIGATES INFLAMMATION & FIBROSIS 7 Inhibition of Kupffer cells reduces inflammation and cell death Reduction of cell death reduces inflammation Increased degradation reduces cell death Reduction in hepatocyte stress pathways reduces cell death Inhibition of Hepatic Stellate Cell differentiation into myofibroblasts reduces fibrosis

- CONFIDENTIAL - AKR - 001 ENGINEERING POTENTIALLY OPTIMAL FOR NASH EFFICACY, WITH CONVENIENT ONCE - WEEKLY DOSING 8 Key attributes Stanislaus , S et al. (2017) Endocrinology 158(5): 1314 - 27; Lee, S et al. (2018) Nature 553: 501 - 505; Kharitonenkov, A et al. (2007) Endocrinology 148(2)774 - 781 Akero proprietary Fc - FGF21, Point mutations Increases half - life from < 2 hours to 3 - 4 days High affinity for β - Klotho Balanced potency at FGFR1c, 2c, 3c Better translation to human pharmacology Inactive at FGFR4

- CONFIDENTIAL - AKR - 001 IMPROVED LIPOPROTEIN PROFILE In Phase 1b Trial in Type 2 Diabetic Patients 9 Percent Change From Baseline, Placebo , 21 mg QW and 70 mg QW a Day 25; b Day 29 ** = p <0.01; *** = p <0.001 AKR - 001’s significant improvements in lipoproteins and reduction in adipose lipolysis are consistent with effective agonism of FGFR2c and 3c in the liver and FGFR1c in adipose tissue *** -70% -60% -50% -40% -30% -20% -10% 0% 10% 20% Placebo 21 mg 70 mg *** *** - 66% Triglycerides a -30% -20% -10% 0% Placebo 21 mg 70 mg - 25% LDL - C a -10% 0% 10% 20% 30% 40% 50% 60% Placebo 21 mg 70 mg *** +51% HDL - C a -40% -30% -20% -10% 0% Placebo 21 mg 70 mg *** - 36% ** Non - HDL - C a -60% -50% -40% -30% -20% -10% 0% Placebo 21 mg 70 mg *** *** ** - 51% ApoB b

- CONFIDENTIAL - -8,200 -5,700 -3,200 -700 1,800 4,300 6,800 -70% -50% -30% -10% 10% 30% 50% 1 7 14 21 28 35 42 49 56 Serum AKR - 001 (ng/mL) Change from Baseline Study Day HDL-C LDL-C Triglycerides Serum AKR-001 *** *** *** *** *** *** *** *** *** *** *** *** *** ** * *** *** *** *** *** *** *** *** * ** * ** *** *** ** * 2 nd Dose 3 rd Dose 4th Dose * = p <0.05 ** = p <0.01 *** = p <0.001 10 AKR - 001 70 mg QW effects on lipoproteins in Phase 1b clinical trial AKR - 001 IMPROVED LIPOPROTEINS RAPIDLY AND DURABLY

- CONFIDENTIAL - AKR - 001’s improvement in markers of insulin sensitivity is consistent with effective FGFR1c agonism Percent Change From Baseline, Placebo, 21 mg QW and 70 mg QW a Day 25; b Day 29 * = p <0.05; ** = p <0.01; *** = p <0.001 AKR - 001 IMPROVED MARKERS OF INSULIN SENSITIVITY In Phase 1b Trial in Type 2 Diabetic Patients 11 -40% -30% -20% -10% 0% 10% 20% Placebo 21 mg 70 mg *** ** - 29% -60% -50% -40% -30% -20% -10% 0% 10% Placebo 21 mg 70 mg *** - 54% 0% 20% 40% 60% 80% 100% 120% Placebo 21 mg 70 mg *** ** +107% -20% -15% -10% -5% 0% 5% 10% 15% Placebo 21 mg 70 mg * - 14% -50% -40% -30% -20% -10% 0% Placebo 21 mg 70 mg ** - 47% Insulin a Glucose a C - Peptide a HOMA - IR a Adiponectin b

THE PHASE 2a BALANCED STUDY TRIAL DESIGN

KEY INCLUSION CRITERIA
- F1-F3 NASH
- NAS ≥4
- Liver fat ≥10%

PRIMARY ENDPOINT
Absolute change from baseline in hepatic fat fraction (MRI-PDFF) at Week 12

PAIRED BIOPSIES
Subjects achieving ≥30% relative reduction of hepatic fat at week 12 are eligible for post-treatment biopsy



16 WEEKS
Screening
Randomization
Placebo (n=20)
QW SC Injection
AKR-001 28 mg (n=20)
QW SC Injection
AKR-001 50 mg (n=20)
QW SC Injection
AKR-001 70 mg (n=20)
QW SC Injection
Safety Follow-Up
Liver Biopsies for Responders
Screening
Week 6
Week 12
Post-Treatment
MRI-PDFF
Liver Biopsy

KEY SECONDARY EFFICACY ENDPOINTS
- Relative Liver Fat
- Response Rate
- ALT

KEY EXPLORATORY EFFICACY ENDPOINTS
- Fibrosis Improvement
- NASH Resolution
- Serum Pro-C3

akero

12

- CONFIDENTIAL - Efficacy Measures Blinded Safety & Tolerability AKR - 001 MET ALL WEEK 12 EFFICACY ENDPOINTS In Phase 2a Study in Biopsy - Confirmed Adult NASH Patients 13 • All AKR - 001 dose groups (n=59) met the primary endpoint, with statistically significant absolute reductions in liver fat of 12 - 14% • Statistically significant relative reductions in liver fat for all AKR - 001 dose groups were observed, with >70% reductions for the 50 mg and 70 mg dose groups • Readout of paired biopsy data is expected in 2Q 2020, with 50 subjects eligible for end - of - study biopsies based on achieving ≥30% relative reductions in liver fat at week 12 • Study is ongoing and remains blinded through completion of the study • Blinded tolerability profile appears generally consistent with results from prior AKR - 001 clinical trials • Adverse events observed most frequently in prior trials were mild/moderate gastrointestinal events and injection site reactions • Data Monitoring Committee reviewed unblinded safety data and recommended an expansion cohort proceed without protocol amendment

- CONFIDENTIAL - 14 BASELINE DEMOGRAPHICS Parameter Mean Placebo (N=21) AKR - 001 28mg (N=19) AKR - 001 50mg (N=20) AKR - 001 70mg (N=20) Age (Years) 52 50 53 53 Sex (Male/Female) 6/15 9/10 10/10 9/11 Weight (kg) 99.6 108.2 103.5 103.1 BMI (kg/m 2 ) 37.6 38.8 36.7 37.2 Liver Fat Content (% by MRI - PDFF) 19.3 21.4 18.3 19.4 NAFLD Activity Score (NAS) 5.1 5.6 5.1 5.6 Fibrosis Stage (% F2 - F3) 62 63 65 65 Alanine Aminotransferase (ALT) ( U/L) 50.7 62.5 53.4 56.8 Aspartate Aminotransferase (AST) (U/L) 38.6 41.1 35.4 44.6 % Type 2 Diabetes 67 37 50 50 Full Analysis Set (FAS) is defined as all subjects who were randomized into the study. All source data: FAS.

- CONFIDENTIAL - ABSOLUTE REDUCTION IN LIVER FAT: All AKR - 001 Dose Groups Met Primary Endpoint Absolute Reduction in Liver Fat (%) - 0.3 - 12.3 *** - 13.4 *** - 14.1 *** -15 -10 -5 0 Placebo AKR-001 28 mg QW AKR-001 50 mg QW AKR-001 70 mg QW 15 Mean Change From Baseline to Week 12 Normalization of Liver Fat Proportion of subjects with ≤5.0% absolute liver fat at Week 12 ** p=0.004, versus placebo *** p<0.001, versus placebo Placebo 5% 28 mg 21% 50 mg 45% 70 mg 50% **

- CONFIDENTIAL - RELATIVE REDUCTION IN LIVER FAT: All AKR - 001 Dose Groups Met Secondary Endpoint Relative Reduction in Liver Fat 0% - 63% *** - 71% *** - 72% *** -80% -70% -60% -50% -40% -30% -20% -10% 0% Placebo AKR-001 28 mg QW AKR-001 50 mg QW AKR-001 70 mg QW 16 Mean Change From Baseline to Week 12 Response Rate Proportion of subjects with ≥30% relative reduction at Week 12 Placebo 10% 28 mg 84% *** 50 mg 85% *** 70 mg 75% *** *** p<0.001, versus placebo End - of - Study Biopsies 50 subjects eligible 42 (84%) biopsies collected

- CONFIDENTIAL - REDUCTION IN ALT: All AKR - 001 Dose Groups Met Secondary Endpoint Reduction in ALT (U/L) - 6 - 24 *** - 30 *** - 32 *** -40 -35 -30 -25 -20 -15 -10 -5 0 Placebo AKR-001 28 mg QW AKR-001 50 mg QW AKR-001 70 mg QW 17 Mean Change From Baseline to Week 12 *** p<0.001, versus placebo An ALT unit decrease of ≥17 U/L may correlate with histologic response Loomba, R (2019) Gastroenterology

- CONFIDENTIAL - DEVELOPMENT LANDSCAPE FOR RELATIVE REDUCTION IN LIVER FAT 18 - 63% - 71% - 72% - 40% - 38% - 37% - 38% - 26% AKR-001 Fc-FGF21 (70mg, QW) 12 Weeks AKR-001 Fc-FGF21 (50mg, QW) 12 Weeks AKR-001 Fc-FGF21 (28mg, QW) 12 Weeks aldafermin FGF19 (1mg, QD) 24 Weeks Genentech FGFR1c/B-Klotho (100mg Q2W) 12 weeks MK-3655 FGFR1c/B-Klotho (240mg) Single dose pegbelfermin PEG-FGF21 (10mg, QD) 16 weeks pegbelfermin PEG-FGF21 (20mg, QW) 16 Weeks Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. No head - to - head clinical trials have been conducted Sanyal , A et al. (2018) Lancet 392(10165): 2705 - 17 ; Shankar, S et al. (2018) AASLD Poster; Harrison, S et al. (2018) EASL Presentation; Ge, H et al. (2014) J Biol Chem 289(44): 30470 - 80; Yu, X et al. (2013) PLOS ONE 8(7): e66923; Wu, X et al. (2013) J Lipid Res 54(2): 325 - 32; Wu, A - L et al. (2013) PLOS ONE 6(3): e17868; Wu, X et al. (2009) Proc Natl Acad Sci 106(34): 14379 - 84; Huang, X et al. (2007) Diabetes 56(10): 2501 - 10; Kunder et al. (2019) AASLD Poster; NGM (2019) October 7 Corporate Presentation. NGM Bio Aldafermin 24 Weeks (Ph2) 1mg Daily Relative Fat Reduction (MRI - PDFF) of FGFs 20mg Weekly 10mg Daily Genentech BFKB8488A 12 Weeks (Ph2) 100mg 2xWeekly Merck MK - 3655 Single Dose (Ph1) 240mg Monthly BMS Pegbelfermin 16 Weeks (Ph2) 28mg Weekly 50mg Weekly 70mg Weekly Akero AKR - 001 12 Weeks (Ph2)

- CONFIDENTIAL - Pbo 1 mg 9 24 NGM Bio Aldafermin 24 Weeks (Ph2) Daily Injection Pbo 1 mg 18 38 (N=22) (N=50) Pbo All 25 15 Madrigal Resmetirom 36 Weeks (Ph2) Daily Oral Pbo All 29 24 (N=39) (N=79) Pbo 120 mg 15 19 Genfit Elafibranor 72 Weeks (Ph3) Daily Oral Pbo 120 mg 22 25 (N=353) (N=717) 78 Weeks (Ph3) Daily Oral (N=311) (N=308) Pbo 25 mg 12 23 Pbo 25 mg 8 12 Pbo 0.4 mg Novo Nordisk Semaglutide 72 Weeks (Ph2) Daily Injection Fibrosis not reported (N=58) (N=59) Pbo 0.4 mg 17 59 Cymabay Seladelpar 52 Weeks (Ph2) Daily Oral (N=25) (N=47) Pbo 50 mg 8 26 Pbo 50 mg 20 37 Pbo 25mg 21 45 Pbo 25mg 19 35 (N=109) (N=110) Intercept Ocaliva 72 Weeks (Ph2) Daily Oral 19 DEVELOPMENT LANDSCAPE FOR PHASE 3 HISTOLOGY ENDPOINTS Percent of Subjects with ≥1 Stage Improvement in Fibrosis without Worsening of NASH 17 40 59 Percent of Subjects with Resolution of NASH without Worsening of Fibrosis Intercept Ocaliva AKR - 001: 16 weeks of once - weekly dosing

- CONFIDENTIAL - F4 COHORT EXPANSION (COHORT C) 20 NUMBER OF SUBJECTS 30 PRIMARY ENDPOINT Safety and tolerability Screening for an additional cohort of patients with compensated cirrhosis (F4), Child - Pugh Class A, began on May 7, 2020, with enrollment expected to begin in 2Q’20 6 WEEKS 16 WEEKS 4 WEEKS Screening Randomization AKR - 001 50 mg (n=20) QW SC Injection Placebo (n=10) QW SC Injection Safety FU – Week 20 Selection of 50 mg dose based on PK - PD modeling of Phase 1b data, results of BALANCED main study, and availability of drug product Fibroscan Liver Biopsy Fibrosis Biomarkers (ELF, Pro - C3)

- CONFIDENTIAL - 21 COMPLETED UPSIZED IPO June 20, 2019 $ 16 Price upsized IPO at top of marketing range ~$ 106M Raised in aggregate gross proceeds Q1 EARNINGS UPDATE March 31, 2020 ~ $ 12M Q1 operating expenses ~$ 125M Cash and cash equivalents SIGNIFICANT NEAR TERM MILESTONES Biopsy Data STRONG FINANCIAL POSITION Readout late Q2 2020 Phase 2b/3 Anticipated initiation 1H 2021

- CONFIDENTIAL - JUN 8 MAR 31 Q2 $45.5M Series B MRI - PDFF Read - out JUN 20 MAR 13 JUL 2 DEC 16 Last Patient 1 st Dose ~$106M Upsized IPO 1 st Patient Dosed Amgen License $45M Series A DEC 5 Liver Biopsy Read - out 2018 2019 2020 MILESTONES PROJECTED MILESTONES DELIVERED 22 Q2 Cohort C initiation Q4 New GMP Drug Product For Ph2b

AKR-001 POTENTIAL AS A CORNERSTONE NASH THERAPY

- ✓ All AKR-001 dose groups met the primary endpoint for absolute reduction in liver fat
- ✓ All AKR-001 dose groups met secondary endpoints for relative reduction in liver fat and ALT reduction
- ✓ Data readout expected toward end of 2Q'20
  - Paired biopsy data for 42 subjects (84% of eligible subjects)
  - Biomarkers of liver injury and fibrosis and other relevant measures
  - Safety and tolerability
- ✓ GMP Drug Product expected in Q4'20 ahead of anticipated 1H'21 Ph2b/3 Start akero

23

A Global Disease, A Pioneering Treatment NASDAQ: AKRO